Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
14. Subsequent Events
The Company evaluated subsequent events from December 31, 2022, the date of these financial statements, through June 23, 2023, which represents the date the financial statements were issued for events requiring recording or disclosure in the financial statements for the year ended December 31, 2022. The Company concluded that no events have occurred that would require recognition or disclosure in the financial statements, except as described below.
On February 23, 2023, Enliven closed the Merger with Imara Inc. Pursuant to the Merger Agreement, Merger Sub, a wholly owned subsidiary of Imara, merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Imara Inc. Immediately prior to the closing of the Merger, investors in the Financing purchased shares of Enliven’s common stock totaling $164.5 million. Following the closing of the Merger, Imara Inc. changed its corporate name to Enliven Therapeutics, Inc.
In connection with the merger, a reverse stock split of Imara’s common stock was effectuated at a ratio of 1 to 4. In addition, each share of the Company’s common stock outstanding, including shares of the Company’s common stock that were issued pursuant to the Financing, converted into the right to receive a number of shares of Imara’s common stock based on an agreed upon ratio by the parties of approximately 0.2951 shares of Imara’s common stock for each share of the Company’s common stock. Historical common share figures of Enliven have been retroactively restated based on the exchange ratio of approximately 0.2951.